Exhibit 10.1

AmeriCredit Corp.

$250,000,000 0.75% Convertible Senior Notes due 2011

$250,000,000 2.125% Convertible Senior Notes due 2013

REGISTRATION RIGHTS AGREEMENT

September 18, 2006

CREDIT SUISSE SECURITIES (USA) LLC

DEUTSCHE BANK SECURITIES INC.

J.P. MORGAN SECURITIES INC.

    c/o Credit Suisse Securities (USA) LLC (“Credit Suisse”)

    Eleven Madison Avenue,

    New York, N.Y. 10010-3629

Dear Sirs:

AmeriCredit Corp., a Texas corporation (the “Issuer”), proposes to issue and sell to Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Friedman, Billings, Ramsey & Co., Inc. and Wachovia Capital Markets, LLC (collectively, the “Initial Purchasers”), upon the terms set forth in a purchase agreement dated September 12, 2006, (the “Purchase Agreement”), $250,000,000 aggregate principal amount (plus up to an additional $25,000,000 aggregate principal amount pursuant to an option granted thereunder) of its 0.75% Convertible Senior Notes due 2011 (collectively, the “2011 Notes”) and $250,000,000 aggregate principal amount (plus up to an additional $25,000,000 aggregate principal amount pursuant to an option granted thereunder) of its 2.125% Convertible Senior Notes due 2013 (collectively, the “2013 Notes”) to be guaranteed (the “Guarantees”) by each entity listed on Exhibit A hereto (the “Guarantors” and, collectively with the Issuer, the “Company”). The 2011 Notes and the 2013 Notes (collectively, the “Notes”) will be convertible into shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) at the conversion prices set forth in the Offering Circular dated September 12, 2006 (the “Offering Circular”). The Notes will be issued pursuant to separate indentures dated as of September 18, 2006 (the “Indentures”), among the Issuer, the Guarantors named therein and HSBC Bank USA, as trustee (the “Trustee”). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company agrees with the Initial Purchasers, for the benefit of (i) the Initial Purchasers and (ii) the holders of the Notes, the Guarantees and the Common Stock issuable upon conversion of the Notes (collectively, the “Securities”) from time to time (each of the forgoing a “Holder” and collectively the “Holders”), as follows:

1. Shelf Registration. (a) The Company shall, at its cost, prepare and, as promptly as practicable (but in no event more than 90 days after the first date of original issuance of the Notes) file with the Securities and Exchange Commission (the “Commission”) and thereafter use its best efforts to cause to be declared effective as soon as practicable (unless it becomes effective automatically upon filing) a shelf registration statement on Form S-3 (the “Shelf Registration Statement”) providing for (i) the registration of the offer and sale of the Transfer Restricted Securities (as defined in Section 5 hereof) by the Holders thereof, from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), provided that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by the Shelf Registration Statement described in this Subsection (i) unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder, and (ii) the registration of the delivery and the related offer of the Common Stock issuable conversion of the Notes if the Issuer determines, after consultation with nationally-recognized securities counsel, that registration of the delivery and the related offer of the Common Stock upon conversion of the Notes is required by law. Such Shelf Registration Statement shall be an “automatic shelf registration statement” as such term is defined in Rule 405 under the Securities Act if the Company is then eligible to use automatic shelf registration statements. If the Shelf Registration Statement is not an “automatic shelf registration statement”, the Company agrees to use its best efforts to cause the Shelf Registration Statement to be declared effective as soon as practicable, but not later than 180 days after the first date of original issuance of the Notes.

(b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein (the “Prospectus”) to be lawfully delivered by the Holders of the relevant Securities, until the earliest of (i) two years from the date the Company files the Shelf Registration Statement, (ii) the date by which all the Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (iii) the date by which all the Securities are no longer restricted securities (as defined in Rule 144(k) under the Securities Act, or any successor rule thereof), assuming for this purpose that the Holders thereof are not affiliates of the Company (in any such case, such period being called the “Shelf Registration Period”). Notwithstanding the provisions of the preceding sentence, if the Issuer determines, after consultation with nationally-recognized securities counsel, that registration of the delivery and the related offer of the Common Stock upon conversion of the Notes is required by law, the Shelf Registration Period shall not terminate until all the Notes have been converted or are no longer outstanding. The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period or, if applicable Holders of the Notes not being able to convert the Notes, unless such action is (i) required by applicable law or (ii) taken by the Company in good faith and contemplated by Section 2(b)(v) below, and the Company thereafter complies with the requirements of Section 2(h).

(c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the Prospectus and any amendment or supplement thereto, as of their respective effective dates, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

2. Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

(a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Shelf Registration Statement, shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; and (ii) include in the prospectus included in the Shelf Registration Statement (or, if permitted by Rule 430B(b) under the Securities Act) the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders within ten business days of the receipt by the Company from the Holder of the completed questionnaire included as Annex A to the Offering Circular (a “Completed Questionnaire”); provided that the names of the Holders who have submitted Completed Questionnaires during any period in which the Company has suspended the use of the Shelf Registration Statement in accordance with Section 2(b) shall be included within the Shelf Registration Statement within ten business days after the end of the suspension period.

(b) The Company shall give written notice to the Initial Purchasers and, in the case of clauses (ii)-(vi) hereof, the Holders of the Securities from whom the Company has received a Completed Questionnaire (which notice pursuant to clauses (iii)-(vi) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):

(i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission;

(ii) when the Shelf Registration Statement or any post effective amendment thereto has become effective;

(iii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose, or a notification of objection to the use of the form on which the Shelf Registration Statement has been filed, or the happening of any event that causes the Company to become an “ineligible issuer,” as defined in Rule 405 under the Securities Act;

(v) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(vi) of the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the Prospectus in order that the Shelf Registration Statement or the Prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

(c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

(d) The Company shall, upon request, furnish to each Holder of Securities included as a selling securityholder in the Shelf Registration Statement (including any amendments or supplements thereto), without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference). The Company shall not, without the prior consent of the Initial Purchasers, make any offer specifically relating to the Securities that the Company reasonably believes would constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act.

(e) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included as a selling securityholder in the Shelf Registration Statement or related prospectus supplement, without charge, as many copies of the Prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(f) Prior to any public offering of the Securities pursuant to the Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

(g) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request, and with respect to the Notes in accordance with the applicable Indenture, a reasonable period of time prior to sales of the Securities pursuant to the Shelf Registration Statement.

(h) Upon the occurrence of any event contemplated by paragraphs (iii) through (vi) of Section 2(b) above during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus and any other required document so that, as thereafter delivered to Holders or purchasers of the Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers and the Holders in accordance with paragraphs (iii) through (vi) of Section 2(b) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then the Initial Purchasers and the Holders shall suspend use of such Prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 1(b) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers and the Holders shall have received such amended or supplemented prospectus pursuant to this Section 2(h). During the period during which the Company is required to maintain an effective Shelf Registration Statement pursuant to this Agreement, if the Shelf Registration Statement will expire on the third anniversary of its initial effectiveness in accordance with Rule 415(a)(5) under the Securities Act, the Company will, prior to the expiration of the Shelf Registration Statement, file, and use its best efforts to cause to be declared effective (unless it becomes effective automatically upon filing) within a period that avoids any interruption in the ability of Holders of Securities included as selling securityholders in the expiring Shelf Registration Statement to make dispositions of Securities pursuant to the Shelf Registration Statement or, if applicable, the ability of the Company to deliver Common Stock upon conversion of the Notes, a new registration statement relating to the Securities, which shall be deemed the “Shelf Registration Statement” for purposes of this Agreement.

(i) Not later than the effective date of the Shelf Registration Statement, the Company will obtain CUSIP numbers for the Notes registered under the Shelf Registration Statement (and provide such CUSIP numbers to the Depository Trust Company), and provide the Trustee with printed certificates for the Notes, in a form eligible for deposit with The Depository Trust Company.

(j) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration Statement and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

(k) The Company shall cause each of the Indentures to be qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), in a timely manner and containing such changes, if any, as shall be necessary for such qualification. If such qualification would require the appointment of a new trustee under an Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the applicable Indenture.

(l) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(m) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other actions, if any, as any Holder shall reasonably request in order to facilitate the disposition of the Securities pursuant to the Shelf Registration; provided, that the Company is required to facilitate an underwritten offering only if the aggregate principal amount of offered Notes (or, if applicable, the public offering price of the Common Stock issued upon conversion of Notes) subject to such underwritten offering is at least $40 million or, if less, the remaining Securities entitled to be included in a Shelf Registration Statement pursuant to the terms of this Agreement.

(n) The Company shall (i) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 3 hereof.

(o) The Company, if requested by any Holder of Securities included as a selling securityholder in the Shelf Registration Statement (including all amendments thereto), shall use its best efforts to cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities (in form, scope and substance which is reasonably satisfactory to the managing underwriters, if any) addressed to such Holders and the managing underwriters, if any, thereof, and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement, (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 2(m) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence, to such counsel’s knowledge and except as set forth in the Shelf Registration Statement, of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the Securities, or any agreement of the type referred to in Section 2(m) hereof; the compliance as to form of the Shelf Registration Statement and any documents incorporated by reference therein and of the Indentures with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, if such opinion is rendered in connection with an underwritten offering, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto or most recent prospectus supplement thereto that is deemed to establish a new effective date, as the case may be, the absence from the Shelf Registration Statement and the prospectus and any prospectus supplement included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); and as of an applicable time identified by such Holders or managing underwriters, the absence from the prospectus included in the Registration Statement, as amended or supplemented at such applicable time and including any documents incorporated by reference therein, taken together with any other documents identified by such Holders or managing underwriters, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) its officers to execute and deliver all customary documents and certificates and updates thereof reasonably requested by any underwriters of the Securities; and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

(p) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Rules”) of the National Association of Securities Dealers, Inc. (“NASD”)) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a “qualified independent underwriter” (as defined in Rule 2720) to participate in the preparation of the Shelf Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 4 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

(q) The Company shall use its best efforts to take all other steps necessary to effect the registration of the Securities covered by the Shelf Registration Statement contemplated hereby.

(r) The Company may suspend use of the Prospectus for a period not to exceed an aggregate of 30 days in any 90-day period or an aggregate of 90 days in any twelve-month period in the event of:

(i) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act,

(ii) the occurrence of any event or the existence of any fact as a result of which the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(iii) the occurrence or existence of any pending corporate development that, in the discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus.

In the event of a suspension pursuant to clause (ii) above, subject to the next sentence, the Company shall as promptly as practicable prepare and file a post-effective amendment to the Shelf Registration Statement or a supplement to the related Prospectus or file a document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Securities being sold thereunder, and, in the case of a post-effective amendment to the Shelf Registration Statement, subject to the next sentence, use its best efforts to cause it to be declared effective as promptly as is reasonably practicable, and give notice to the Holders that the availability of the Shelf Registration Statement is suspended and, upon receipt of any such notice, each Holder agrees not to sell any Securities pursuant to the Shelf Registration Statement until such Holder’s receipt of copies of the supplemented or amended Prospectus provided for above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

The Company will use its best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (i) above, as promptly as is practicable, (y) in the case of clause (ii) above, as soon as, in the sole judgment of the Company, public disclosure of such material event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter and (z) in the case of clause (iii) above, as soon as, in the discretion of the Company, such suspension is no longer appropriate.

3. Registration Expenses. (a) All expenses incident to the Company’s performance of and compliance with this Agreement will be borne by the Company, regardless of whether the Shelf Registration Statement is ever filed or becomes effective, including without limitation;

(i) all registration and filing fees and expenses;

(ii) all fees and expenses of compliance with federal securities and state “blue sky” or securities laws;

(iii) all expenses of printing (including printing certificates for the Securities to be issued and printing of Prospectuses), messenger and delivery services and telephone;

(iv) all fees and disbursements of counsel for the Company;

(v) all application and filing fees in connection with listing the Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

(vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

(b) In connection with the Shelf Registration Statement required by this Agreement, the Company will reimburse the Initial Purchasers and the Holders of Securities covered by the Shelf Registration Statement, for the reasonable fees and disbursements of not more than one counsel, designated by the Holders of a majority in principal amount of the Securities covered by the Shelf Registration Statement (provided that Holders of Common Stock issued upon the conversion of the Notes shall be deemed to be Holders of the aggregate principal amount of Notes from which such Common Stock was converted) to act as counsel for the Holders in connection therewith.

4. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder, and such controlling persons are referred to collectively as the “Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Prospectus including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus or any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (an “Issuer FWP”) specifically relating to the Shelf Registration Statement, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to the Shelf Registration Statement in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein (which shall include, without limitation, the information provided to the Company by such Indemnified Party in the Completed Questionnaire); provided further, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

(b) Each Holder, severally and not jointly, will indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to the Shelf Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein (which shall include, without limitation, the information provided to the Company by such Indemnified Party in the Completed Questionnaire); and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

(c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 4(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

(e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

5. Interest Amounts Under Certain Circumstances. (a) Interest (the “Interest Amounts”) with respect to the Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below being herein called a “Registration Default”):

(i) the Shelf Registration Statement has not been filed with the Commission by the 90th day after the first date of original issuance of the Notes;

(ii) the Shelf Registration Statement, if it is not an “automatic shelf registration statement” has not been declared effective by the Commission by the 180th day after the first date of original issue of the Notes; or

(iii) after the Shelf Registration Statement becomes effective, such Shelf Registration Statement ceases to be effective, or the Prospectus ceases to be usable in connection with (1) resales of the Notes, the Guarantees and the Common Stock issuable upon conversion of the Notes or (2) delivery by the Company of the shares of Common Stock, if any, issuable upon conversion of the Notes if the Company determines, after consultation with nationally recognized securities counsel, that registration of the delivery and the related offer of such shares of Common Stock is required by law, in accordance with and during the periods specified in this Agreement (A) unless the Company declares a suspension period to be in effect, it does not cure the Shelf Registration Statement within five business days by post-effective amendment or report filed pursuant to the Exchange Act or (B) if applicable, the Company does not terminate the suspension period in Section 2(r) above by the 30th or 90th day, as the case may be.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

Interest Amounts shall accrue on the Notes, over and above the interest set forth in the title of the Notes, from and including the date on which any such Registration Default shall occur to but excluding the earlier of (1) the date on which all such Registration Defaults have been cured, or (2) the two year anniversary of the first date of the original issuance of the Notes, at a rate of 0.50% per annum (the “Interest Amount Rate”).

For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any Interest Amounts are made payable hereunder at any rate or percentage for or based on a period of 360 days, the yearly rate or percentage of interest to which such rate or percentage of interest is equivalent is the rate or percentage stipulated herein multiplied by the actual number of days in the calendar year and divided by 360. The foregoing sentence is for disclosure purposes only and shall not otherwise affect the terms of this Agreement. To the extent that the Interest Act (Canada) is applicable, any Interest Amounts which accrue under this Agreement shall be calculated using the nominal rate method and not the effective rate method and the deemed reinvestment principle shall not apply to such calculations.

(b) A Registration Default referred to in Section 5(a)(iii) hereof shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement or the related Prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to the Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement the Shelf Registration Statement and related prospectus to describe such events as required by paragraph 2(h) hereof; provided, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Interest Amounts shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

(c) Any Interest Amounts due pursuant to Section 5(a) will be payable in cash on the Interest Amount payment dates, which shall be March 15 and September 15 of each year, to the holders of record of the Notes on the preceding March 1 or September 1, as the case may be. The amount of Interest Amounts will be determined by multiplying the applicable Interest Amount Rate by the principal amount of the Notes, further multiplied by a fraction, the numerator of which is the number of days such Interest Amount Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

(d) “Transfer Restricted Securities” means each Security until (i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

6. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder may reasonably request in writing, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Initial Purchasers upon written request. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

7. Underwritten Registrations. If any of the Transfer Restricted Securities covered by the Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering (“Managing Underwriters”) will be selected by the holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering (provided that holders of Common Stock issued upon conversion of the Notes shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Notes from which such Common Stock was converted).

No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8. Miscellaneous.

(a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Sections 1 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company represents that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.

(c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents (provided that holders of Common Stock issued upon conversion of Notes shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Notes from which such Common Stock was converted). Without the consent of the Holder of each Note, however, no modification may change the provisions relating to the payment of Interest Amounts.

(d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

(1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

(2) if to the Initial Purchasers;

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010-3629

Fax No.: (212) 325-8278

Attention: LCD-IBD Group

Deutsche Bank Securities Inc.

60 Wall Street, 4th Floor

New York, New York 10005

Attention: Syndicate Manager

Facsimile (212) 797-9344

and

J.P. Morgan Securities Inc.

277 Park Avenue 4th Floor

New York, New York, 19172

Fax No.: (212) 622-8353

Attention: Syndication Desk

(3) if to the Company, at its address as follows:

AmeriCredit Corp.

801 Cherry Street, Suite 3900

Fort Worth, Texas 76102

Fax No.: (817) 302-7000

Attention: J. Michael May, Esq.

with a copy to:

Jenkens & Gilchrist, P.C.

1445 Ross Avenue, Suite 3700

Dallas, Texas 75202

Fax No.: (214) 855-4300

Attention: L. Steven Leshin, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

(e) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

(f) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

By the execution and delivery of this Agreement, the Company submits to the nonexclusive jurisdiction of any federal or state court in the State of New York.

(j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Company in accordance with its terms.

Very truly yours,

AMERICREDIT CORP.

by
Name:	Chris A. Choate
Title:	Executive Vice President Chief Financial Officer and Treasurer

AMERICREDIT CORPORATION OF CALIFORNIA

by
Name:	Chris A. Choate
Title:	Executive Vice President
Chief Financial Officer and Treasurer

AMERICREDIT FINANCIAL SERVICES, INC.

by
Name:	Chris A. Choate
Title:	Executive Vice President
Chief Financial Officer and Treasurer

AMERICREDIT FLIGHT OPERATIONS, LLC

by
Name:	Chris A. Choate
Title:	Executive Vice President
Chief Financial Officer and Treasurer

AMERICREDIT MANAGEMENT TRUST

by
Name:	Chris A. Choate, as Administrative Trustee

AMERICREDIT CONSUMER DISCOUNT COMPANY

by
Name:	Chris A. Choate
Title:	Executive Vice President
Chief Financial Officer and Treasurer

ACF INVESTMENT CORP.

by
Name:	Chris A. Choate
Title:	Executive Vice President
Chief Financial Officer and Treasurer

AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

by
Name:	Chris A. Choate
Title:	Executive Vice President
Chief Financial Officer and Treasurer

AMERICREDIT NS I CO.

by
Name:	Chris A. Choate
Title:	Executive Vice President
Chief Financial Officer and Treasurer

AMERICREDIT CONSUMER LOAN COMPANY, INC.

by
Name:	Chris A. Choate
Title:	Executive Vice President
Chief Financial Officer and Treasurer

AMERICREDIT NS II CO.

by
Name:	Chris A. Choate
Title:	Executive Vice President
Chief Financial Officer and Treasurer

BAY VIEW ACCEPTANCE CORPORATION

by
Name:	Chris A. Choate
Title:	Executive Vice President
Chief Financial Officer and Treasurer

CAR GROUP, INC.

by
Name:	Chris A. Choate
Title:	Executive Vice President
Chief Financial Officer and Treasurer

AFS MANAGEMENT CORP.

by
Name:	Chris A. Choate
Title:	Executive Vice President
Chief Financial Officer and Treasurer

The foregoing Registration

Rights Agreement is hereby confirmed

and accepted as of the date first

above written.

CREDIT SUISSE SECURITIES (USA) LLC

DEUTSCHE BANK SECURITIES INC.

J.P. MORGAN SECURITIES INC.

Acting on behalf of themselves severally

    and as the Representatives of the several

    Initial Purchasers.

By: CREDIT SUISSE SECURITIES (USA) LLC

by
Name:
Title:

By:	DEUTSCHE BANK SECURITIES INC.

by
Name:
Title:

Name:
Title:

By:	J.P. MORGAN SECURITIES INC.

by
Name:
Title

Exhibit A

Guarantors

Americredit Corporation of California

AmeriCredit Financial Services, Inc.

AmeriCredit Flight Operations, LLC

AmeriCredit Management Trust

AmeriCredit Consumer Discount Company

ACF Investment Corp.

AmeriCredit Financial Services of Canada Ltd.

AmeriCredit NS I Co.

AmeriCredit Consumer Loan Company, Inc.

AmeriCredit NS II Co.

Bay View Acceptance Corporation

CAR Group, Inc.

AFS Management Corp.